23. Related Parties	12 Months Ended
Jun. 30, 2019
Disclosure of transactions between related parties [abstract]
Related Parties

During the period a subsidiary in the Group leased a portion of office space from a company owned by the Chief Executive Officer at a cost of around A$650 per month. The lease is on a month to month basis.

There were no other transactions with related parties during the period other than with subsidiaries which were 100% wholly owned.

Key management personnel compensation

	2019 $	2018 $
Short-term employee benefits	-	-
Post-employment benefits	-	-
	-	-

Detailed remuneration disclosures are provided in the remuneration report on pages 5 to 11. During the financial year, the Company settled $30,000 of accrued leave liabilities owing to the three Directors.